Exhibit 27(e)

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SUPPLEMENNT TO APPLICATION FOR
CONSULTANT ACCUMULATOR & CONSULTANT PROTECTOR
Allstate Life Insurance Company of New York   For overnight delivery: Allstate Life Insurance Company of New York
P.O. Box 82656, Lincoln, NE 68501-2656                                2920 S. 84th Street, Lincoln, NE 68501

Primary Proposed Insured __________________________

PREMIUM ALLOCATION (WHOLE PERTENTAGES ONLY):

Alger American Fund                                     LSA Variable Series Trust
Plan    Lump                                            Plan    Lump
Premium Sum                                             Premium Sum
____%   ____%   Alger American Growth Portfolio -       ____%   ____%   LSA Basic Value Fund (AIM)
                Class O                                 ____%   ____%   LSA Value Equity Fund (Solomon Brothers)
____%   ____%   Alger American Leverged AllCap          ____%   ____%   LSA MId Cap Value Fund (Van Kampen)
                Portfolio - Class O                     ____%   ____%   LSA Diversified Mid-Cap Fund (Fidelity)
____%   ____%   Alger American MidCap Growth            ____%   ____%   LSA Emerging Growth Equity Fund (RS Investment)
                Portfolio - Class O                     ____%   ____%   LSA Balanced Fund (OpCap)
AIM Variable Insurnace Funds                            ____%   ____%   LSA Blue Chip Fund (AIM)
Plan    Lump                                            ____%   ____%   LSA Growth Equity Fund (Goldman Sachs)
Premium Sum                                             ____%   ____%   LSA Capital Appreciation Fund (Janus)
____%   ____%   AIM V.I. Dent Demographic Trends        ____%   ____%   LSA Focused Equity Fund (Van Kampen)
                Fund - Series I                         ____%   ____%   LSA Aggressive Growth Fund (Van Kampen)
Fidelity Variable Insurnace Products Fund               MFS Variable Insurance Trust
Plan    Lump                                            Plan    Lump
Premium Sum                                             Premium Sum
____%   ____%   Fidelity VIP Overseas Portfolio -       ____%   ____%   MFS New Discovery Series - Initial Shares
                Initial Class                           ____%   ____%   MFS Utilities Series - Initial Class
____%   ____%   Fidelity VIP Equity-Income              OCC Accumulation Trust
                Portfolio - Initial Class               Plan    Lump
____%   ____%   Fideltiy VIP Contrafund Portfolio -     Premium Sum
                Initial Class                           ____%   ____%   OCC Small Cap Portfolio
____%   ____%   Fideltiy VIP Growth Portoflio -         ____%   ____%   OCC Science and Technology Portfolio
                Initial Class                           Oppenheimer Variable Account Funds
____%   ____%   Fidelity VIP Investment Grade Bond      Plan    Lump
                Portfolio - Initial Class               Premium Sum
Janus Aspen Series                                      ____%   ____%   Oppenheimer Main Street Small Cap
Plan    Lump                                                            Fund/VA - Initial Class
Premium Sum                                             Panorama Series Fund, Inc.
____%   ____%   Janus Aspen Series Global Value         Plan    Lump
                Portfolio - Service Class               Premium Sum
____%   ____%   Janus Aspen Series Worldwide Growth     ____%   ____%   Oppenheimer International Growth
                Portfolio - Service Class                               Fund/VA - Initial Class
____%   ____%   Janus Aspen Series Balanced
                Portfolio - Service Class
Lazard Retirement Series, Inc.
Plan    Lump
Premium Sum
____%   ____%   Lazard Retirement Emerging Markets Portfolio


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PIMCO Variable Insurance Trust                          Scudder VIT Funds
Plan    Lump                                            Plan    Lump
Premium Sum                                             Premium Sum
____%   ____%   PIMCO Total Return Portfolio            ____%   ____%   Scudder VIT Equity 500 Index - Class A
____%   ____%   PIMCO Foreign Bond Portfolio            ____%   ____%   Scudder VIT Small Cap Index - Class A
____%   ____%   PIMCO Money Market Portfolio            ____%   ____%   Scudder VIT EAFE Equity Index - Class A
Putnam Variable Trust                                   T.Rowe Price Equity Series, Inc.
Plan    Lump                                            Plan    Lump
Premium Sum                                             Premium Sum
____%   ____%   Putnam VT International Growth and      ____%   ____%   T.Rowe Price Equity Income Portfolio
                Income Fund - Class 1A                  Universal Institutional Funds, Inc.
____%   ____%   Putnam VT High Yield Fund - Class 1A    Plan    Lump
                                                        Premium Sum
                                                        ____%   ____%   Van Kampen UIF High Yield Portfolio
Rydex Variable Trust                                    ____%   ____%   Van Kampen UIF US Real Estate Portfolio
Plan    Lump                                            Van Kampen Life Investment Trust
Premium Sum                                             Plan    Lump
____%   ____%   Rydex Sector Rotation Fund              Premium Sum
Solomon Brothers Variable Series Funds, Inc.            ____%   ____%   Van Kampen LIT Growth and Income
Plan    Lump                                                            Portfolio - Class I
Premium Sum                                             Fixed Account
____%   ____%   Solomon Brothers Variable Capital       Plan    Lump
                Fund                                    Premium Sum
Scudder Variable Series I                               ____%   ____%
Plan    Lump
Premium Sum
____%   ____%   Scuder Balanced Portfolio

I understand that

THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY UNDER SPECIFIED CONDITIONS. POLICY VALUES MAY INCREASE OR DECREASE IN ACCORDANCE WITHT HE EXPERIENCE OF THE SEPARATE ACCOUNT.
ILLUSTRATIONS OF BENEFITS, INCLUDING DEATH BENEFITS, POLICY VALUES, AND CASH SURRENDER VALUES ARE AVAILABLE UPON REQUEST.

The undersigned represent that I/we have received a current prospectus for the contract and that all statements and answers on this Supplement to Application are made part of the application and that such are complete and correctly recorded to the best of my/our knowledge and belief.

_____________________________________________ Date ___________________________
Signature of Owner

_____________________________________________ ________________________________
Witness                                       Registered Representative

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DOLLAR COST AVERAGING/PORTFOLIO REBALANCING:

Select only one. You may not use Dollar Cost Averaging and Portfolio Rebalancing at the same time.

// Dollar Cost Averaging (DCA)                          // Portfolio Rebalancing (PR)
Please dollar cost average in the amount of $ ____      Please rebalance in the percentages  specified below:
($100 minimum transfer) from _____________________      Frequency:  // Monthly    // Semiannual
Source Subaccount (only on Source Subaccount may                    // Quarterly  // Annual
be chosen) to the following Subaccounts (eight maximum)
dollar ammounts only:
Frequency: // Monthly   // Quarterly    //Annual

Alger American Fund                                     LSA Variable Series Trust
DCA     PR                                              DCA     PR
$____   ____%   Alger American Growth Portfolio -       $____   ____%   LSA Basic Value Fund (AIM)
                Class O                                 $____   ____%   LSA Value Equity Fund (Salomon Brothers)
$____   ____%   Alger American Leveraged AllCap         $____   ____%   LSA Mid Cap Value Fund (Van Kampen)
                Portfolio - Class O                     $____   ____%   LSA Diversified Mid-Cap Fund (Fidelity)
$____   ____%   Alger American MidCap Growth            $____   ____%   LSA Emerging Growth Equity Fund (RS Investment)
                Portfolio - Class O                     $____   ____%   LSA Balanced Fund (OpCap)
AIM Variable Insurance Funds                            $____   ____%   LSA Blue Chip Fund (AIM)
DCA     PR                                              $____   ____%   LSA Growth Equity Fund (Goldman Sachs)
$____   ____%   AIM V.I. Dent Demographic Trends        $____   ____%   LSA Capital Appreciation Fund (Janus)
                Fund - Series I                         $____   ____%   LSA Focused Equity Fund (Van Kampen)
Fidelity Variable Insurance Products Fund               $____   ____%   LSA Aggressive Growth Fund (Van Kampen)
DCA     PR                                              MFS Variable Insurance Trust
$____   ____%   Fidelity VIP Overseas Portfolio -       DCA     PR
                Initial Class                           $____   ____%   MFS New Discovery Series - Initial Class
$____   ____%   Fidelity VIP Equity-Income Portfolio    $____   ____%   MFS Utilities Series - Initial Class
                Initial Class                           OCC Accumulation Trust
$____   ____%   Fidelity VIP Contrafund Portfolio -     DCA     PR
                Initial Class                           $____   ____%   OCC Small Cap Portfolio
$____   ____%   Fidelity VIP Growth Portfolio -         $____   ____%   OCC Science and Technology Portfolio
                Initial Class                           Oppenheimer Variable Account Funds
$____   ____%   Fidelity VIP Investment Grade Bond      DCA     PR
                Portfolio - Initial Class               $____   ____%   Oppenheimer Main Street Small Cap
Janus Aspen Series                                                      Fund/VA - Initial Class
DCA     PR                                              Panorama Series Fund, Inc.
$____   ____%   Janus Aspen Series Global Value         DCA     PR
                Portfolio - Service Class               $____   ____%   Oppenheimer Interntional Growth Fund/VA - Initial Class
$____   ____%   Janus Aspen Series Worldwide Growth
                Portfolio - Service Class
$____   ____%   Janus Aspen Series Balanced
                Portfolio - Service Class
Lazard Retirement Series, Inc.
DCA     PR
$____   ____%   Lazard Retirement Emerging Markets
                Portfolio

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PIMCO Variable Insurance Trust                          Scudder VIT Funds
DCA     PR                                              DCA     PR
$____   ____%   PIMCO Total Return Portfolio            $____   ____%   Scudder VIT Equity 500 Index - Class A
$____   ____%   PIMCO Foreign Bond Portfolio            $____   ____%   Scudder VIT Small Cap Index - Class A
$____   ____%   PIMCO Money Market Portfolio            $____   ____%   Scudder VIT EAFE Equity Index - Class A
Putnam Variable Trust                                   T.Rowe Price Equity Series
DCA     PR                                              DCA     PR
$____   ____%   Putnam VT International Growth and      $____   ____%   T. Rowe Price Equity Income Portfolio
                Income Fund - Class 1A                  Universal Institutional Funds, Inc.
$____   ____%   Putnam VT High Yield Fund -             DCA     PR
                Class 1A                                $____   ____%   Van Kampen UIF High Yield Portfolio
Rydex Variable Trust                                    $____   ____%   Van Kampen UIF US Real Estate Portfolio
DCA     PR                                              Van Kampen Life Investment Trust
$____   ____%   Rydex Sector Rotation Fund              DCA     PR
Salomon Brothers Variable Series Funds, Inc.            $____   ____%   Van Kampen LIT Growth and Income Portfolio -
DCA     PR                                                              Class I
$____   ____%   Salomon Brothers Variable Capital       Fixed Account
                Fund                                    DCA     PR
Scudder Variable Series I                               $____   ____%
DCA     PR
$____   ____%   Scudder Balanced Portfolio

TRANSFER AUTHORIZATION:

// I authorize Allstate Life Insurance Company of New York ("ALNY") to act upon the written or telephone instructions from the person named below to 1) change the allocation of payments and deductions between and among the sub-accounts' and 2) transfer amounts among the sub-accounts. Neither ALNY nor any person authorized by us will be responsible for any claim, loss, liability, or expense in connection with such transfer authorization if ALNY, or its employees, acts upon transfer instructions in good faith. ALNY may establish procedures to determine the proper identificaiton of the person requesting the transfer.

Name and Relationship of Authorized Person:

Name _____________________________________ SS# ___________________________
Relationship _____________________________________________________________
Signature of Owner ______________________________ Date ___________________



NYLR1659                                Page 4

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